UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 9, 2007
APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Applied Plaza, Cleveland, Ohio		44115

(Address of Principal Executive Officers)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (216) 426-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e)	Compensatory Arrangements of Certain Officers.
(1) 2008 Management Incentive Plan.
On August 9, 2007, the Executive Organization & Compensation Committee (the “Committee”) of the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”) adopted the fiscal 2008 Management Incentive Plan (the “MIP”) for executive officers under the 1997 Long-Term Performance Plan (the “LTPP”). The MIP is Applied’s program for rewarding officers for achieving annual goals. The size of the incentive payments depends on the level of performance achieved relative to net income goals set by the Committee. MIP payments can range from 0% to 200% (for outstanding achievement) of the target incentive value the Committee established for each officer. A copy of the 2008 MIP General Terms is attached as Exhibit 10(a) to this Form.
(2) Stock Appreciation Rights.
The Committee also awarded non-qualified stock-settled stock appreciation rights to the executive officers under the LTPP on August 9, 2007. A copy of updated Stock Appreciation Rights Award Terms and Conditions is attached as Exhibit 10(b) to this Form.
(3) Supplemental Executive Retirement Benefits Plan (Post-2004 Terms).
The Supplemental Executive Retirement Benefits Plan (the “SERP”) is a nonqualified defined benefit pension plan in which designated Applied executive officers participate. The Committee approved the following changes to the SERP with respect to benefits accrued or vested after December 31, 2004:
a.	Various changes, primarily with respect to distributions, were made for the SERP to comply with section 409A of the Internal Revenue Code;

b.	Normal and early retirement benefits will only be paid to participants who have at least 5 years of service as an Applied executive officer;

c.	Deferred vested benefits will be paid to a participant who separates from service without cause prior to age 55 with 10 years of service (5 of which as an executive officer) and such benefits will be equal to 25% of such participant’s accrued normal retirement benefit at age 65; and

d.	The lump sum form of benefit payment was eliminated and an installment payment form, minimum of 3 years (5 years for the Chairman or Chief Executive Officer) and maximum of 10 years, was added.
In order to implement the changes described above, the SERP has been bifurcated into two parts, the first of which is applicable to vested accrued benefits on December 31, 2004 governed by the SERP provisions on such date; the second of which is applicable to benefits accrued and vested after December 31, 2004 (the “Post-2004 Terms”). The Post-2004 Terms are attached as Exhibit 10(c) to this Form.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
10(a)          2008 Management Incentive Plan General Terms
10(b)          Stock Appreciation Rights Award Terms and Conditions
10(c)          Supplemental Executive Retirement Benefits Plan (Post-2004 Terms)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

	By:	/s/ Fred D. Bauer Fred D. Bauer
Vice President-General Counsel & Secretary

Date: August 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

10(a)	2008 Management Incentive Plan General Terms

10(b)	Stock Appreciation Rights Award Terms and Conditions

10(c)	Supplemental Executive Retirement Benefits Plan (Post-2004 Terms)